SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                    Windsor Woodmont Black Hawk Resort Corp.
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statements, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     4)   Date Filed:


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                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 2002


     Notice is hereby given that an Annual Meeting of the Shareholders of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, will be held at 9:00 a.m., local time, on April 10, 2002, at the Black Hawk Casino by Hyatt, in the Hickory Grill, 111 Richman Street, Black Hawk, Colorado, 80422, and any adjournments or postponements thereof for the following purposes:

     1. To elect the following six (6) persons to serve as directors of the company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified: Irving
          C. Deal; Timothy G. Rose; Donald J. Malouf; Jerry L. Dauderman; Jess Ravich; and Garry Saunders; and

     2. To approve and ratify the Company's 2002 Stock Incentive Plan (the "Plan"), which authorizes the granting of stock options of up to 45,000 shares of the Company's common stock in the form of stock awards, stock appreciation rights, phantom stock or performance awards that may be granted under the Plan at various times; and

     3. To ratify the selection of Arthur Andersen LLP as the independent public accountants of the company for the fiscal year ending December 31, 2002; and

     4. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on March 26, 2002 (the "record date") shall be entitled to notice of and to vote at the meeting or any adjournments thereof. All shareholders are cordially invited to attend the meeting in person.

March 27, 2002                           By Order of the Board of Directors


                                         Timothy Rose
                                         President and Chief Executive Officer


IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THAT PURPOSE.

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                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                               111 RICHMAN STREET
                           BLACK HAWK, COLORADO 80422

                                 PROXY STATEMENT
                              DATED MARCH 27, 2002

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 2002

                                     GENERAL

     This Proxy Statement is being furnished to the shareholders of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, in connection with the solicitation of proxies by our board of directors from holders of outstanding shares of our common stock, $0.01 par value, for use at the Annual Meeting of Shareholders to be held at 9:00 a.m. local time, on April 10, 2002, at the at the Black Hawk Casino by Hyatt, in the Hickory Grill, 111 Richman Street, Black Hawk, Colorado, 80422, and any adjournments or postponements of the annual meeting. This Proxy Statement, Notice of Annual Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about March 27, 2002.

                       VOTING SECURITIES AND VOTE REQUIRED

     Only shareholders of record at the close of business on March 26, 2002 (the "record date"), are entitled to notice of and to vote the shares of common stock of the company held by them on such date at the meeting or any and all adjournments of the meeting. As of the record date, 1,000,000 shares of common stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of common stock held by a shareholder entitles such shareholder to one vote on each matter that is voted upon at the annual meeting or any adjournments of the annual meeting.

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock is necessary to constitute a quorum at the meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting in person or by proxy and entitled to vote will be required to approve each proposal to be considered at the meeting and to adopt the resolutions of the shareholders corresponding to each proposal.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

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     If the accompanying proxy is properly signed and returned to the company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy will vote "FOR" each of the proposals to be considered by the shareholders at the meeting or, if no such recommendation is given, in their own discretion. The company's executive officers and directors who own approximately 75.05% of the shares of common stock have advised the company that they intend to vote the shares (including those shares over which they hold voting power) in favor of each of the proposals listed. Each proxy granted by a shareholder may be revoked by such shareholder at any time thereafter by writing to the Secretary of the company prior to the meeting, or by execution and delivery of a subsequent proxy or by attendance and voting in person at the meeting, except as to any matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

     The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the proxy materials to the beneficial owners of the shares of common stock, will be paid by the company.

     In order that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the company to solicit proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                          OWNERSHIP OF OUR COMMON STOCK

     The following table sets forth information regarding the beneficial ownership of our common stock as of March 26, 2002 by each person known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and executive officers and by all of our executive officers and directors as a group. Except as indicated in the footnotes to this table and under applicable community property laws, we believe that each shareholder named in this table has sole investment and voting power with respect to the shares indicated.

                                         Amount and Nature
                                           of Beneficial       Percent of Common
Name and Address of Beneficial Owner         Ownership               Stock
------------------------------------         ---------               -----

Windsor Woodmont, LLC(1)                      122,671                12.27%
3811 Turtle Creek Blvd., Suite 250
Dallas, TX 75219

APR 21st Century Trust(2)                      96,792.5               9.68%
12160 North Abrams Road, Suite 516
Dallas, TX 75243

AMR 21st Century Trust(2)                      96,792.5               9.68%
12160 North Abrams Road, Suite 516
Dallas, TX 75243

                                       3
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                                         Amount and Nature
                                           of Beneficial       Percent of Common
Name and Address of Beneficial Owner         Ownership               Stock
------------------------------------         ---------               -----

Patricia Deal(3)                               83,602                 8.36%
c/o Normandy, Inc.
3811 Turtle Creek Blvd., Suite 250
Dallas, TX 75219

Jerry L. Dauderman(4)                          88,005                 8.72%
3 Hillsborough
Newport Beach, CA 97660

Irving C. Deal(5)                             142,046                14.84%
c/o Normandy, Inc.
3811 Turtle Creek Blvd., Suite 250
Dallas, TX 75219

Michael L. Armstrong(6)                        24,250                 2.37%
c/o Windsor Woodmont Black Hawk Resort Corp.
3811 Turtle Creek Blvd., Suite 250
Dallas, TX 75219

Timothy G. Rose(7)                             52,278                 4.97%
8117 Golfers Oasis
Las Vegas, NV 89129

Donald J. Malouf(8)                           201,085                20.10%
c/o Malouf Lynch Jackson and Swinson, P.C.
600 Preston Commons East
8115 Preston Road
Dallas, TX 75225

Garry Saunders(9)                              14,213                 1.42%
9004 Players Club Drive
Las Vegas, NV 89134

John and Katherine Utley                       60,000                 6.00%
5601 Willow Bend Ct.
Plano, TX 75093

Ableco Holding LLC(10)                        152,521                13.23%
c/o Cerberus Partners
450 Park Avenue, 28th Floor
New York, NY 10022

Madeleine L.L.C.(11)                          188,509                15.86%
c/o Cerberus Partners
450 Park Avenue, 28th Floor
New York, NY 10022

Jess Ravich(12)                                83,579                 7.71%
c/o Libra Securities LLC
11766 Wilshire Boulevard, #870
Los Angeles, CA 90025

All our executive officers and directors      897,643                75.05%
 as a group


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------------

(1) 15,000 of these shares are being held by Windsor Woodmont, LLC for the benefit of Michael L. Armstrong, 30,171 for the benefit of Timothy G. Rose, 10,000 for the benefit of Craig F. Sullivan and 67,500 for the benefit of eleven non-affiliated persons, all of whom hold options to acquire our common stock. These individuals may be deemed to beneficially own their respective shares since the options are immediately exercisable. Irving C. Deal may also be deemed to beneficially own these shares since, as the manager of Windsor Woodmont, LLC, he has the power and authority to vote the shares.

(2) Donald J. Malouf is the trustee of this trust. As the trustee, Mr. Malouf has the power and authority to vote and to dispose of the shares held by this trust and, accordingly, may be deemed to be the beneficial owner of such shares. Mr. Malouf, however, disclaims beneficial ownership with respect to such shares.

(3) Patricia Deal is the spouse of Irving C. Deal. Ms. Deal disclaims beneficial ownership of any shares that may be deemed to be beneficially owned by her husband.

(4)  These shares represent (a) 78,792 shares held directly by Mr. Dauderman;
     (b) 7,500 shares underlying options granted by us to Mr. Dauderman which are immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy statement; and (c) 1,713 shares underlying common stock purchase warrants held by Mr. Dauderman.

(5) These shares represent (a) 12,000 shares held directly by Mr. Deal, (b) 7,375 shares owned by Normandy, Inc., which Mr. Deal may be deemed to beneficially own by virtue of being the Chairman of the Board and Chief Executive Officer of Normandy, Inc., (c) 122,671 shares owned by Windsor Woodmont, LLC, which Mr. Deal may be deemed to beneficially own by virtue of being the manager of Windsor Woodmont, LLC having the power and authority to vote such shares and (d) 9,250 shares underlying options granted by us to Mr. Deal which are immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy statement.

(6) These shares include (a) 15,000 shares held by Windsor Woodmont, LLC for the benefit of Mr. Armstrong; and (b) 7,500 shares underlying options granted by us to Mr. Armstrong which are immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy
     (6) statement; and (c) 857 shares underlying common stock purchase warrants held by Mr. Armstrong.

(7) These shares include (a) 30,171 shares held by Windsor Woodmont, LLC for the benefit of Mr. Rose. Mr. Rose may be deemed to beneficially own the 30,171 shares and (b) 21,250 shares underlying options granted by us to Mr. Rose which are immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy statement.

(8) These shares include 193,585 shares owned by the APR 21st Century Trust and the AMR 21st Century Trust, which Mr. Malouf may be deemed to beneficially own by virtue of being the trustee of those trusts having the power and authority to vote and to dispose of the shares, and 7,500 shares underlying options granted by us to Mr. Malouf which are either immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy statement. Mr. Malouf, however, disclaims beneficial ownership with respect to the shares owned by the APR 21st Century Trust and the AMR 21st Century Trust.

(9) These shares represent (a) 10,000 shares held directly by Mr. Saunders; (b) 2,500 shares underlying options granted by us to Mr. Saunders which are immediately exercisable or which will become exercisable within 60 days after the date of filing this proxy statement; and (c) 1,713 shares underlying common stock purchase warrants.

                                       5
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(10) These shares represent shares underlying 152,521 common stock purchase warrants contained in units purchased in the unit offering.

(11) These shares represent shares underlying 188,509 common stock purchase warrants purchased in conjunction with shares of our series B preferred stock.

(12) These shares represent: (a) 43,960 shares underlying the warrants held by Mr. Ravich; (b) 30,405 shares underlying warrants held by The Ravich Revocable Trust of 1989; (c) 1,714 shares underlying warrants held by the Ravich Family Foundation, which Mr. Ravich may be deemed to beneficially own by virtue of his having the power and authority to vote and to dispose of the shares; and (d) 7,500 shares underlying options granted by us to Mr. Ravich. All of the warrants and options are immediately exercisable or will become exercisable within 60 days after the date of filing this proxy statement.

     There are no arrangements known to the company that may at a subsequent date result in a change in control of the company.

Shareholders' Agreement

     The holders of the company's common stock as of the date of issuance of its restricted 13% First Mortgage Notes due 2005 have entered into a shareholders' agreement which provides for:

     (1) the nomination, election and removal of our directors, including one director designated by Jess Ravich, as trustee of The Ravich Revocable Trust of 1989, so long as The Ravich Revocable Trust of 1989 owns shares of our series B preferred stock,

     (2)  access to information by the shareholders,

     (3) restrictions on the transfer of shares of common stock other than certain permitted transfers, including a right of first refusal by the other shareholders and by us,

     (4) tag-along rights of the holders of our warrants with respect to proposed transfers or series of transfers aggregating at least 15% of our shares of common stock, and

     (5) drag-along rights of the shareholders to require the holders of our warrants to transfer warrant shares to the proposed purchaser of shares aggregating at least 51% of our fully-diluted shares of common stock.

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                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The company's directors are elected annually to serve until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified. The number of directors presently authorized by the Articles of Incorporation of the company is not less than two (2) nor more than fifteen (15).

     Jess Ravich, the Chairman and Chief Executive Officer of Libra Securities, LLC, in his capacity as trustee for The Ravich Revocable Trust of 1989, which is a holder of our series B preferred stock, has the right to designate one member of our board of directors, and has designated himself. The Ravich Revocable Trust of 1989 is a trust established by Jess Ravich and his wife to hold their assets. Mr. and Mrs. Ravich are the grantors and co-trustees.

     Unless otherwise directed by the shareholders, the proxy holder will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members and constitute the company's board of directors. The company is advised that all nominees have indicated their availability and willingness to serve, if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the company prior to the voting, the proxy holder will vote for a substitute nominee in the exercise of his best judgment.

                                              Current
         Nominees                 Age         Positions
         --------                 ---         ---------

     Irving C. Deal               74          Chairman of the Board

     Timothy G. Rose              44          Chief Executive Officer, President
                                              and Director

     Donald J. Malouf             66          Secretary and Director

     Jerry L. Dauderman           57          Vice Chairman of the Board

     Jess Ravich                  44          Director

     Garry Saunders               50          Director


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     Irving C. Deal. Mr. Deal is the Chairman of our board of directors. Mr.
Deal has served as a director since our inception. Since October 1975, Mr. Deal has been the Chief Executive Officer and Chairman of the Board of Normandy, Inc., a real estate development company, and is also the Chairman of the Board of each of Normandy Inc.'s subsidiaries. Mr. Deal received a Bachelor of Arts degree in Sociology, cum laude, from Stanford University, and served for a term of ten years from March 1985 through April 1995 on the Stanford Board of Trustees. He also served as Chairman of the Stanford Real Estate Commission for a term of two years.

     Timothy G. Rose. Mr. Rose, has been a Director and our President and Chief Executive Officer since August 20, 2001. Mr. Rose was the Executive Vice President - Casino Operations and Development from July 1998 until becoming CEO. Mr. Rose has been President of R.O.I. Gaming, Inc., a gaming industry consulting firm, since June 1990. Between June 1996 and June 1998, Mr. Rose served as a Director of Coopers & Lybrand LLP's National Hospitality and Gaming Group in Las Vegas. Mr. Rose has 22 years of hospitality experience, including over 18 years of experience in the gaming industry. He worked for over ten years as a senior executive in several casinos in Atlantic City, New Jersey, including positions as Senior Vice President of Marketing at Trump Plaza Casino Hotel from February 1986 through January 1989. Prior to joining the Trump organization Mr. Rose was a marketing executive at Bally's Park Place Casino Hotel.

     Donald J. Malouf. Mr. Malouf has served as a director since March 2000 and as Secretary since April 2000. Since 1967, Mr. Malouf has been an attorney with the law firm of Malouf, Lynch, Jackson and Swinson, P.C. and its predecessors, where he has held various titles as an officer. Mr. Malouf has also been a Manager, Secretary and Vice President of Five States Energy, LLC and its related entities since 1995.

     Jerry L. Dauderman. Mr. Dauderman is the Vice Chairman of the Board of Directors and has served as a director since March 2000. He is currently a director of CT Realty, The Stowell Co. and CDFC, Inc. Mr. Dauderman is currently self-employed.

     Jess Ravich. Mr. Ravich was appointed to the board of directors by The Ravich Revocable Trust of 1989 effective March 17, 2000. He is the founder, Chairman and Chief Executive Officer of Libra Securities LLC, the successor to the placement agent for our unit offering, for which he exercises ultimate supervision over all sales, trading and capital markets and corporate finance transactions. Prior to founding Libra Investments in 1991, Mr. Ravich was Executive Vice President of the fixed income department of Jefferies & Company, a Los Angeles based brokerage firm. Prior to Jefferies, Mr. Ravich was a Senior Vice President at Drexel Burnham Lambert. Mr. Ravich is a graduate of the Wharton School at the University of Pennsylvania, magna cum laude, and of Harvard Law School, magna cum laude, and editor of the Harvard Law Review. He serves on the board of directors of Cherokee, Inc., Communications Intelligence Corporation and numerous private corporations, and serves on the board of trustees of the Wharton School.

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     Garry W. Saunders. Mr. Saunders has served as a director since January
2002. Mr. Saunders is currently self employed. Mr. Saunders served as the President of Gaming of Playboy Enterprises from October 1997 through October 2001. From February 1994 through July 1997, Mr. Saunders worked for ITT Corporation as the Executive Vice President of Operations for Caesars World.

     At the present time no family relationship exists among any of the named directors and executive officers. No arrangement or understanding exists between any of these directors or officers and any other persons pursuant to which any director or executive officer was elected as a director or executive officer of the company. The directors of the company are elected annually and serve until their successors take office or until their death, resignation or removal. The executive officers serve at the pleasure of the board of directors of the company.

Board Recommendation

     The Board recommends a vote FOR the election of each of the six nominees for directors of the company.

Board of Directors

     Our bylaws provide that the number of our directors may be established by the board of directors but may not be fewer than two nor more than fifteen. Any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the directors then in office. Once elected, directors serve a one-year term or until their successors are duly elected and qualified. Holders of shares have no right to cumulative voting for the election of directors. At each annual meeting of shareholders, the holders of a majority of the issued and outstanding shares will be able to elect all of the directors. Directors may be removed by the affirmative vote of the holders of a majority of the issued and outstanding shares entitled to vote on such matters. So long as The Ravich Revocable Trust of 1989 owns shares of our series B preferred stock, Jess Ravich, acting in his capacity as trustee, is entitled to nominate one person for election as a director on our board of directors. The director designated by The Ravich Revocable Trust is subject to removal by The Ravich Revocable Trust.

Limited Liability and Indemnification

     Colorado law permits a Colorado corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for monetary damages except for liability resulting from:

     o    a breach of a director's duty of loyalty to us or our shareholders;

     o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     o violations of Section 7-108-403 of the Colorado Business Corporation Act; or

     o transactions from which a director directly or indirectly derived an improper benefit.

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


     Our articles of incorporation contain a provision which limits the liability of our directors and officers to the maximum extent permitted by Colorado law.

     In addition, our bylaws provide that we will, to the fullest extent permitted by Colorado law in effect from time to time, indemnify and hold harmless our officers and directors from and against all expense, liability and loss, including attorneys' fees, actually and reasonably incurred by them in connection with civil, criminal, administrative or investigative actions, suits or proceedings. The bylaws further provide that we may, by action of the board of directors, provide indemnification to our employees and agents with the same scope and effect as the indemnification of our officers and directors. We are permitted under the bylaws to purchase and maintain insurance and to advance expenses to directors and officers and others to cover the costs of defending a proceeding.

Employment Agreements

     As of the date of this proxy statement, we do not have any written employment agreements with any of our executive officers. However, we have agreed to pay Timothy G. Rose an annual salary of $200,200, and Michael L. Armstrong an annual salary of $132,000, commencing March 2000.

Meetings and Committees of the Board

     The board of directors has a standing Audit Committee. The board of directors does not have a Compensation Committee or a Nominating Committee or any committee performing similar functions. During the fiscal year ended December 31, 2001, the board of directors met five times and the Audit Committee met four times. During the fiscal year ended December 31, 2001, all directors attended the meetings of the board of directors and the committees thereof on which they served or participated by telephone.

     Messrs. Jerry Dauderman, Donald Malouf and Garry Saunders are members of the Audit Committee. Mr. Dauderman acts as chairman of the Audit Committee. The Audit Committee's responsibilities include recommending to the board the selection of our independent auditors, reviewing the arrangements and the scope of the independent audit and reviewing all financial statements. Messrs. Dauderman and Saunders are "independent" as defined in the NASDAQ listing standards; however, Mr. Malouf is not "independent" under those standards. In February, 2002, the board of directors adopted an Audit Committee Charter.

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                                   PROPOSAL 2

                    PROPOSAL TO ADOPT, APPROVE AND RATIFY THE
                 WINDSOR WOODMONT BLACK HAWK RESORT CORPORATION
                            2002 STOCK INCENTIVE PLAN

     On March 25, 2002, the Company's Board of Directors adopted and approved by a majority vote, the Company's 2002 Stock Incentive Plan (the "Plan"). The following summary of the principal features of the Plan is qualified in its entirety by reference to the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A.

     The Plan authorizes the issuance of options to purchase the Company's common stock and other types of awards to eligible persons, as further described below. Subject to certain adjustments, the Plan authorizes the granting of up to forty-five thousand (45,000) shares of the Company's common stock in the form of stock options, stock appreciation rights, stock awards, phantom stock, and performance awards, that may be granted under the Plan. The Company has not yet granted any option or award under the Plan. All outstanding options and awards of restricted stock described in this Proxy Statement were granted outside the Plan.

     The Company has not made any determination with respect to future awards under the Plan and any allocation of such awards will be made only in accordance with the provisions of the Plan. The Company believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interests of the Company's stockholders.

Purpose

     The purpose of the Plan is to promote long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and
(ii) enabling the Company to attract, retain and reward the best-available persons.

Administration

     The Plan provides for the Board or by such committee as may be appointed by the Board (the "Administrator"), in its sole discretion to grant awards under the Plan, prescribe grant agreements evidencing such awards and establish programs for granting awards. The Administrator has the authority to determine the eligible persons and the time at which awards shall be granted, the number of shares to be issued or underlying stock options, to designate the exercise price of options granted under the Plan, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest. The Administrator has the authority to establish objectives and conditions for earning awards and determining whether awards will be paid after the end of a performance period. The Administrator also will have full authority and discretion to interpret the Plan and apply its provisions, procedures and forms relating to the Plan. The Plan provides that no member of the Administrator responsible for administering the Plan will be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder and for the indemnification of the members of the Administrator.

Types of Awards

     The Administrator may grant: (i) incentive stock options, which are intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-statutory stock options (each an "NSO") to purchase shares of Common Stock (which do not qualify for such preferential tax treatment under the Code); (ii) Stock Appreciation Rights ("SAR"), which entitles the grantee to receive as payment having an aggregate value equal to the appreciation of the stock price over the base price, multiplied by the number of shares specified; (iii) stock awards, which provides for the grant of restricted stock awards on such terms and conditions as the Administrator may provide; (iv) phantom stock, which entitles the grantee awards in stock-equivalent units; and (v) performance awards, which become payable on account of attainment of one or more performance goals.

Stock Subject to Plan

     Subject to the below-described increases, the Plan authorizes the issuance of up to forty five thousand (45,000) shares of the Company's common stock in the form of stock awards described above. The Plan further provides that in the event of changes in the Common Stock of the Company by reason of stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares, the Administrator shall make appropriate adjustments to the maximum number of shares reserved for issuance or grants.

Eligibility

     All employees, directors, officers and consultants of the Company or any affiliate of the Company are eligible to participate in the Plan, subject to the discretion of the Administrator. The Company may make or guarantee loans to grantees to assist grantees in exercising awards and satisfying obligations. The Administrator may require, as a condition precedent, that grantees become a party to a stock restriction agreement.

Required Vote

Approval of the Plan requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.

Board Recommendation

     The Board recommends a vote FOR the approval and ratification of the 2002 Stock Incentive Plan.

                                   PROPOSAL 3

                            SELECTION OF ACCOUNTANTS

     Effective as of May 31, 2000, the company dismissed the accounting firm of Pricewaterhouse Coopers LLP, as its principal independent accountant. The financial statements of Windsor Woodmont LLC at December 31, 1999, 1998 and 1997 and for each of the two years in the period ended December 31, 1999, the period from July 17, 1997 (inception) through December 31, 1997 and the period from July 17, 1997 (inception) through December 31, 1999 were prepared assuming that the company will continue as a going concern. During the last two fiscal years, there were not any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Further, there were no events of the type listed in paragraphs (A) through (D) of Item 304(a)(v) of Regulation S-K that would require us to provide further information.

     On May 31, 2000, the company engaged Arthur Andersen LLP as its new principal independent accountant to audit its financial statements and Arthur Andersen LLP re-audited the company's financial statements and those of Windsor Woodmont LLC at December 31, 1999, 1998 and 1997 and for the fiscal years ended December 31, 1999. Arthur Andersen's report did not contain a going concern qualification because the company completed its $100 million financing in March 2000 and Arthur Andersen's audit report is dated June 30, 2000. Neither the company nor anyone on its behalf has consulted Arthur Andersen LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the company's financial statements.

     The board of directors has selected Arthur Andersen LLP as the independent public accountants of the company for the fiscal year ending December 31, 2002, and has further directed that the company submit the selection of the independent public accountants for ratification by the shareholders at the Annual Meeting of Shareholders. A representative of Arthur Andersen LLP is expected to be present at the annual meeting with the opportunity to make a statement and be available to respond to appropriate questions.

     Unless otherwise directed by shareholders, the proxy holders will vote all shares represented by proxies held by them to ratify the selection of Arthur Andersen LLP as the independent public accountants of the company for the fiscal year ending December 31, 2002.

Board Recommendation

     The Board recommends a vote FOR the ratification of the selection of Arthur Andersen LLP as the independent public accountants of the company for the fiscal year ending December 31, 2002.

     Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Company's bylaws or otherwise. However, the Board of Directors is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the section, the Board of Directors will reconsider the retention of that firm. Even if the selection is ratified, the board of directors, at its discretion, may direct the appointment of a different independent public accounting firm at any time during the year if the board of directors determines that such a change is in the best interests of the company and its stockholders.

Audit Committee Report(1)

     The Audit Committee has reviewed and discussed with management the company's audited consolidated financial statements as of and for the year ended December 31, 2001.

     The Audit Committee has also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Arthur Andersen LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the board of directors that the audited consolidated financial statements referred to above be included in the company's Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                      AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                      Jerry Dauderman, Chairman
                                      Donald Malouf
                                      Garry Saunders

------------
(1) The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Fees Paid to the Independent Auditors

Audit Fees

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the company's annual consolidated financial statements for the year ended December 31, 2001 and the reviews of the unaudited interim financial statements included in the company's Form 10-Q's for the year ended December 31, 2001 ("Audit Services") were $ 70,000.

Financial Information Systems Design and Implementation Fees

     Arthur Andersen LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2001 ("Technology Services").

All Other Fees

     Arthur Andersen LLP did not perform any professional services other than Audit Services for the year ended December 31, 2001.

                                   MANAGEMENT

Executive Officer

     Mr. Armstrong is an officer of the Company. The other executive officers and information concerning their background and experience are identified and included in the section captioned "Election of Directors."

             Name                Age          Position
             ----                ---          --------

     Michael L. Armstrong        51           Executive Vice President,
                                              Chief Financial Officer, Treasurer
                                              and Assistant Secretary


     Michael L. Armstrong. Mr. Armstrong is our Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. From December 1980 to March 2000, Mr. Armstrong was the Chief Financial Officer of Normandy, Inc. Mr. Armstrong was also the President and a director of Normandy, Inc. and the Vice President of each of Normandy, Inc.'s subsidiaries. Prior to joining Normandy, Inc., Mr. Armstrong worked at Deloitte & Touche for nine years. He is a Certified Public Accountant.

                            SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities ("10% owners") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors and executive officers and 10% owners are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. During 2001, Mr. Rose, Mr. Malouf and Mr. Robinowitz each failed to file a Form 4 disclosing one transaction. Normandy, Inc. failed to file two Form 4's disclosing 3 transactions. Mr. Saunders became a Director on January 8, 2002 and failed to file his Form 3 Initial Statement of Beneficial Ownership. The Directors intend to cure the delinquent Section 16(a) reports by filing the required reports before the annual meeting, to be held April 10, 2002.

                     Compensation of Officers and Directors

     The following table sets forth information as to the compensation paid to our Chief Executive Officer and other executive officers who received compensation in excess of $100,000 for services rendered during the last three fiscal years. These three persons are referred to collectively as the "Named Executive Officers."


                                          Annual Compensation
                                     -----------------------------
                                                                           Securities
    Name and                                                Other Annual   Underlying
Principal Position             Year     Salary      Bonus   Compensation    Options
------------------             ----     ------      -----   ------------    -------

Timothy G. Rose,
President and CEO,             2001    $200,200       0           0         25,000
former Exec. Vice              2000    $156,217       0           0         15,000(5)
President--Casino              1999    $182,500(6)    0           0          6,429(4)
Operations and Development

Daniel P. Robinowitz,          2001    $240,000       0           0              0
Former President               2000    $200,000       0           0         25,000(1)
and CEO                        1999           0       0     545,440(2)           0

Michael L. Armstrong,
Exec. Vice President,          2001    $132,000       0           0              0
CFO, Treasurer and             2000    $103,000       0           0          7,500(3)
Assistant Secretary            1999           0       0           0          4,091(4)


                                       16


------------

(1)  These options will vest upon the happening of a certain event.

(2) These amounts were accrued by Windsor Woodmont, LLC and are included in the $2 million which was paid to Mr. Robinowitz in March 2000 by the payment of $300,000 in cash and $1.7 million of our series A preferred stock. See
     "Certain Relationships and Related Transactions."

(3)  Options vest 50% on April 14, 2001 and 50% on April 14, 2002.

(4) These amounts represent options to purchase shares of our common stock which are held of record by Windsor Woodmont, LLC, which options were granted by Windsor Woodmont, LLC as compensation for services rendered in connection with the project.

(5)  These options will vest at various times.

(6) The entire amount shown for 1998, plus $38,020 of the amount shown for 1999, was paid by Normandy, Inc., on behalf of Windsor Woodmont, LLC, for consulting services rendered by Mr. Rose and then billed to Windsor
     Woodmont, LLC as a job cost. Normandy, Inc. later converted the debt to shares of our common stock. The balance of $144,480 was paid to Mr. Rose in March 2000 out of the proceeds of our unit offering.

Option Grants in Last Fiscal Year

     The following table sets forth information concerning options granted during fiscal 2001 to the Named Executive Officers.

                        Number of          % of Total
                        Securities         Options Granted
                        Underlying         to Employees in    Exercise    Expiration
      Name              Options Granted    Fiscal Year        Price       Date
      ----              ---------------    -----------        -----       ----

Timothy G. Rose         25,000             100%               $ 20.00      09/25/2011


Employment Agreements

     As of the date of this proxy statement, we do not have any written employment agreements with any of our executive officers. However, we have agreed to pay Timothy G. Rose an annual salary of $200,200, and Michael L.
Armstrong an annual salary of $132,000, commencing March 2000.


                                       17


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information concerning the number and value of shares acquired on the exercise of options and exercisable and unexercisable stock options at the end of fiscal 2001 for the Named Executive Officers.


                      Shares                       Number of Securities
                      Acquired on    Value        Underlying Unexercised     Value of Unexercised In-the-Money
      Name            Exercise       Realized       Options at Year End            Options at Year End
      ----            --------       --------   ---------------------------  ---------------------------------
                                                Exercisable   Unexercisable    Exercisable     Unexercisable
Timothy G. Rose            0             0         21,250         18,750           (1)              (1)

Michael L. Armstrong       0             0          3,750          3,750           (1)              (1)

------------

(1) We are unable to determine the value of the options because there is no trading market for our common stock.



Compensation of Directors

     Directors receive no cash compensation for serving as directors. All directors are reimbursed for travel and other expenses incurred in connection with attending board meetings. In April 2000, the board of directors granted to each director options to purchase 10,000 shares of our common stock to vest 25% on April 14, 2000 and 25% on each April 14 thereafter until 2003.

Option Plan

     On April 14, 2000, our board of directors approved the 2000 Stock Incentive Plan of Windsor Woodmont Black Hawk Resort Corp. which provides for the grant of options to purchase an aggregate of not more than 150,000 shares of our common stock. The purpose of the plan is to promote our long-term growth and profitability by providing key people with incentives to improve stockholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best-available persons.

     The plan provides for the granting of both incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986 and nonqualified stock options, stock appreciation rights, restricted or unrestricted stock awards, phantom stock and performance awards. Awards of incentive stock options under the plan are limited to employees and must have an exercise price at least equal to the fair market value of our common stock at the date of grant, but nonqualified stock options may have an exercise price less than fair market value.

     The plan will be administered by the board of directors or by a committee appointed by the board of directors which determines the persons to be granted options under the plan, the number of shares subject to each option, the exercise price of each option and the option period. The plan was approved by the shareholders in August 2000.

     On March 25, 2002, the Company's Board of Directors adopted and approved by a majority vote, the Company's 2002 Stock Incentive Plan (the "Plan"). Please see "Proposal 2" incorporated here by reference, a copy of which is attached hereto as Exhibit A.

               CERTAIN RELATIONSHIP AND RELATED PARTY TRANSACTIONS

     One of our directors, Jess Ravich, is the former Chairman and Chief Executive Officer of U.S. Bancorp Libra, the placement agent for our unit offering. During the year ended December 31, 2000, in conjunction with the initial unit offering, we paid U.S. Bancorp Libra a placement fee in the amount of $3,500,000 and warrants to purchase 80,031 shares of our common stock at $0.01 per share, exercisable until March 15, 2010.

     We had a financial consulting arrangement with one of our former directors, Craig Sullivan. During the year ended December 31, 2001, Mr. Sullivan earned $208,000 for services related to the FF&E loan from Wells Fargo Bank and provided $40,000 in additional services. During the year ended December 31, 2000 he was paid $200,000 for services related to the initial unit offering and has provided $83,785 in additional services. Accounts payable related parties includes $208,000 payable to Mr. Sullivan at December 31, 2001.

     Mr. Donald Malouf, our Secretary and one of our directors provides legal and professional services to the Company. During the year ended December 31, 2001, he provided $63,496 in legal services. During the year ended December 31, 2000, he provided $47,250 in services related to the initial unit offering and $20,091 in additional services. Accounts payable related parties includes $977 payable to this director at December 31, 2001.

     Hyatt Gaming, the manager of the Project, incurred start-up costs on behalf of the Project, representing the cost of salaries, benefits, training, marketing and other costs incurred in connection with the opening of the Project. During the years ending December 31, 2001 and 2000, Hyatt Gaming incurred start-up costs totaling $4,333,178 and $166,822, respectively. Accounts payable related parties includes $3,537,403 at December 31, 2001 due to Hyatt for start-up costs. Accounts payable related parties includes an additional $1,179,352 due to Hyatt Gaming for payroll, benefits and other operating costs incurred on behalf of the Project after opening and through December 31, 2001.

                                     GENERAL

Other Matters

     The board of directors does not know of any matters that are to be presented at the Annual Meeting of Shareholders other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

March 27, 2002                             By Order of the Board of Directors



                                           Timothy G. Rose
                                           President and Chief Executive Officer

                                                                      Appendix A

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                               111 RICHMAN STREET
                           BLACK HAWK, COLORADO 80422

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation, acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated March 27, 2002, and hereby appoints Timothy G. Rose and Michael L. Armstrong, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of common stock of the company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Election of the following six (6) persons to serve as directors of the company until the next Annual Meeting of Shareholders and thereafter until their successors shall have been elected and qualified:

          Timothy G. Rose
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

          Irving C. Deal
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

          Donald J. Malouf
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

          Jerry L. Dauderman
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

          Garry W. Saunders
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

          Jess Ravich
                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]


     2. Adoption and approval of the Company's 2002 Incentive Stock Plan (the "Plan") which authorizes the issuance of stock options of up to 45,000 shares of the Company's common stock in the form of stock awards, stock appreciation rights, phantom stock or performance awards that may be granted under the Plan at various times;

                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

     3. Ratification of the selection of Arthur Andersen LLP as the independent public accountants for the company for the fiscal year ending December 31, 2002.

                FOR   [   ]        AGAINST   [   ]        ABSTAIN   [   ]

     4. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

     This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of each of the nominees listed above to the Board of Directors and FOR the proposal to select Arthur Andersen LLP as the independent public accountants for the company for the fiscal year ending December 31, 2002.



Dated: ____________________, 2002             __________________________________
                                              Signature


                                              __________________________________
                                              Signature if held jointly


                                     [LABEL]


Please sign your name exactly as it appears hereon. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


          PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IMMEDIATELY
                          USING THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A


                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                            2002 STOCK INCENTIVE PLAN

1.   Establishment, Purpose and Types of Awards

     WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation (the "Company"), hereby establishes the 2002 STOCK INCENTIVE PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best-available persons.

     The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2.   Definitions

     Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Affiliate" shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

     (b) "Award" shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     (e) "Common Stock" shall mean shares of common stock of the Company, par value $.001 per share.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" of the Common Stock shall mean, if the Common Stock is publicly traded, the closing price of the Common Stock on the relevant date as reported on the New York Stock Exchange composite tape or, if the Common Stock is not traded on such exchange, as reported on any other national securities exchange on which the Common Stock may be traded. If the Common Stock is publicly traded, but was not traded on the relevant date, the nearest present date shall be substituted in the preceding sentence. If the Common Stock is not publicly traded, then Fair Market Value shall be determined by the Administrator in good faith consistent with Code Section 422(b)(4) or any successor provisions.

     (h) "Grant Agreement" shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

     (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Code section 424(e), or any successor thereto.

     (j) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto.

3.   Administration

     (a) Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees may be referred to herein as the "Administrator").

     (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

     The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

     The Administrator may allow a grantee to make any payment upon exercise of an Award by cashier's check or by wire transfer or, with the consent of the Board (which consent may be granted in the sole and absolute discretion of the Board), and where permitted by law: (i) by surrender for cancellation of shares Common Stock already owned by the grantee having an aggregate Fair Market Value equal to the applicable exercise price; (ii) by surrendering Awards for a number of shares of Common Stock that would have been issued to the grantee on the Award exercise with a Fair Market Value equal to the applicable exercise price of the surrendered Awards and the exercise price of the exercised Awards; or
(iii) by any combination of the foregoing.

     The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

     (c) Non-Uniform Determinations. The Administrator's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     (e) Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

     (f) Effect of Administrator's Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.   Shares Available for the Plan; Maximum Awards

     Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 45,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.   Participation

     Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time.

6.   Awards

     The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.

     (a) Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any Parent or Subsidiary of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

     (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights ("SAR"). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of
(i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

     (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

     (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units ("phantom stock") in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company's assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

     (e) Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company's or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

7.   Miscellaneous

     (a) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

     (b) Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

     (c) Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or an SAR granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

     (d) Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards.

     (e) Change of Control or IPO. In the sole discretion of the Administrator, a Grant Agreement for an Award may provide that if (i) the Company sells all or substantially all of its assets to an entity that is not an "affiliate", as defined in Rule 405 promulgated under the Securities Act; (ii) the Company consummates a merger, consolidation, share exchange, or reorganization with another corporation or other legal entity and, as a result of such merger, consolidation, share exchange, or reorganization, less than a majority of the combined voting power of the outstanding securities of the surviving entity (whether the Company or another entity) immediately after such transaction is held in the aggregate by the holders of securities of the Company that were entitled to vote generally in the election of directors of the Company (or its successor) immediately before such transaction; or (iii) the Company makes a successful public offering of its stock in excess of Twenty Million Dollars ($20,000,000.00) (any such event described in this paragraph is a "Change of Control"), then the Awards granted pursuant to the Plan (and covered by such Grant Agreement) may become fully vested and exercisable. In addition, in connection with a Change of Control, the Board, in its sole and absolute discretion, may accelerate the expiration date of all or any portion of any Award granted pursuant to the Plan.

     (f) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees or directors of entities who become or are about to become employees or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

     (g) Stock Restriction Agreement. As a condition precedent to the grant of any Award under the Plan or the exercise pursuant to such an Award or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee's successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement of the Company in such form as the Administrator may determine from time to time.

     (h) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

     (i) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

     (j) Compliance with Securities Laws; Listing and Registration. The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, provide to the Company, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

     (k) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

     (l) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Colorado, without regard to its conflict of laws principles.

     (m) Effective Date; Termination Date. The Plan is effective as of the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:  March 25, 2002

Date Approved by the Stockholders:                              , 2002
                                    ----------------------------

                                                                       EXHIBIT B

                           WINDSOR WOODMONT BLACK HAWK

                               RESORT CORPORATION
                             AUDIT COMMITTEE CHARTER


Overview
--------

The Windsor Woodmont Black Hawk Resort Corporation Audit Committee (the Committee) is designated by, and reports to, the Board of Directors (the Board). The Committee's purpose is to assist the Board in fulfilling the Board's responsibilities by evaluating the Company's overall control environmental, including, but not limited to, reviews of: financial information that will be published, the system of internal accounting controls established by management, and the external audit processes. The committee is the Board's principal agent in monitoring the independence and performance of the Company's independent public accountants, the integrity of management, and appropriateness of accounting and other policies, and the adequacy of disclosure to shareholders. The Committee's directive and authority are summarized in this Audit Committee charter which is approved by the Board. The Committee shall review and reassess the adequacy of the Charter annually.

Membership
----------

The Committee shall be composed of three or more members of the Board of Directors. Because of the small size of the Board and the nature of the Company's business and ownership, the Board may determine that it is impractical to find Committee members who are independent of the Company. However, in appointing members to the Audit Committee, the Board shall determine that such persons are capable of exercising independent judgment on matters relating to the Company. Each of such members of the Committee shall be financially literate or must achieve such status through training within six months of being appointed to the Committee and at least one of such members shall have accounting or related financial management experience. As used herein, financial literacy means the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. Members of the Committee shall be appointed and removed by the Board and shall have a term of one year. Committee members may serve successive one-year terms without limitation. The Chairperson of the Committee will be selected by the Board and will serve in that capacity for one year. The Chairperson may serve successive one-year terms without limitation.

Authority
---------

The Committee is granted the authority to perform the duties enumerated in this charter and to investigate any activity of the Company it deems necessary or appropriate in the performance of its duties hereunder. Without limiting the generality of the foregoing and for purposes of clarification, the Company's independent public accountants are ultimately accountable to the Board and the Committee, and the Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent public accountants (or to nominate the independent public accounts to be proposed for shareholder approval in any proxy statement). All Company employees and all outside advisors of the Company shall cooperate with requests of the Committee made in the course of performance of the Committee's duties hereunder. The Committee is also empowered to retain at the expense of the Company persons and firms whose services are necessary or appropriate to assist the Committee in fulfilling its responsibilities described in the Charter. However, the Committee will notify the Board of such actions.

Meetings
--------

The Committee shall meet at least three times per year and as many additional times as the Committee deems necessary or appropriate.

Attendance
----------

The Chairperson of the Committee may request that members of management, representatives of the independent public accounting firm of the Company and other advisors and/or employees be present at meetings of the Company and/or provide such information to the Committee as may be reasonably requested by the Committee.

Minutes
-------

Minutes of each meeting are to be prepared and subsequently distributed to the Board. The Secretary will retain a copy of such minutes in the Company's permanent files.

Duties
------

The Committee's responsibilities shall include, but not be limited to, the following, which may be revised by the Board from time to time.

     A.   General
          -------

          1. From time to time, remind independent public accountants and management that the independent public accountants, management and the Committee may communicate with each other at any and all times and that the Committee shall have access to all information reasonably necessary to permit the Committee to fulfill its duties and responsibilities under this Charter. The Committee Chairperson may call a meeting whenever deemed necessary or appropriate.

          2. Assure that Committee members have familiarity with the accounting and reporting principles included in the Company's financial statements and with other significant compliance requirements of the Company.

          3. Review significant reports on the results of regulatory and other audits and monitor management's corrective action where applicable.

     B.   Independent Public Accountants
          ------------------------------

          1. Recommend to the Board the selection of independent public accountants for the quarterly reviews and the annual audit, giving full consideration to independence, effectiveness and cost.

          2. Review the scope and general extent of the independent public accountants' annual audit, including the independent public accountants' engagement letter. The Committee's review shall encompass an understanding of factors considered in determining the audit scope, including:

                    o Industry and business risk characteristics of the Company
                    o    External reporting requirements
                    o Materiality of the various business segments of the Company
                    o    Quality of internal accounting controls
                    o Involvement of and reliance on the work of internal auditors including internal auditors hired by Hyatt Gaming Corp. ("Hyatt")

          3. Ensure that the independent public accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent public accountants and the Company and actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent public accountants. Recommend that the Board of Directors take appropriate action in response to the independent public accountants' independence. Review significant non-audit services to be performed by the independent public accountants to ensure that such services win not impair the objectivity required for the audit.

          4. Review with management and the independent public accountants, periodic financial results for the fiscal year. This review shall include:

                    o The Company's reports on Form 1 OQ and I OK, including the financial statements and supplemental disclosures required by generally accepted accounting principles and the Securities and Exchange Commission before release to the public.
                    o    Significant transactions which have not previously been
                         reviewed and approved by the Board of Directors.
                    o    Any limitations in scope or significant disagreements
                         with management encountered during the course of the audit or review, as applicable
                    o Significant adjustments proposed by the independent public accountants

          5. Review comments and recommendations on changes in internal controls and management's responses thereto.

     C.   Accounting and Reporting
          ------------------------

          1. Review with management the adequacy of the Company's system of internal controls for providing reasonable assurance that the Company's prescribed policies and procedures are followed and that transactions are properly recorded and reported.

          2. Review and approve major change in the Company's accounting policies, principles or practices.

          3. Review and approve major changes in the accounting, financial reporting or internal control related duties of the Chief Financial Officer.

          4. Review recommendations and reportable findings of the internal auditors (including Hyatt internal auditors) and assure that appropriate actions are taken by management.

     D.   Management Contracts
          --------------------

          1. To the extent the Company engages a third party under a "management contract" to operate its casino properties, the Committee may request periodic reports from the third party operator to ascertain if the casino operations possess adequate policies and practices for assuring the security of the casino property's assets and proprietary information.

          2. In addition, the Committee may meet, as required, with representatives of the third party operator for the purpose of reviewing the quality of the system of internal controls, adequacy of the financial accounting and reporting function, any significant criminal acts by employees at the casino properties or events of non-compliance with regulatory requirements.

     E.   Reporting Requirements
          ----------------------

          1. The Committee Chairperson will update the full Board regarding the significant items of discussion at each Committee meeting. Additional reports on matters of special interest will be submitted to the Board as appropriate. In addition to Board communication, the following information will be reported to the shareholders of the Company in the annual proxy statement: (1) confirmation that the Company has a formal, documented Audit Committee Charter, (2) confirmation that the Committee satisfied its obligations under the charter in the prior year, (3) the full text of the Audit Committee Charter as least once every three years and after any significant modifications approved by the Board of Directors, and (4) any report required by the rules of the Securities and Exchange Commission.

     F.   Other
          -----

          1. While the Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent public accountants.